SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2014
SUBSEQUENT EVENT [Text Block]
14.	SUBSEQUENT EVENT

On April 28, 2015, the Company announced a non-brokered private placement of up to 15,000,000 units at a price of Cdn$0.06 per unit for gross proceeds of up to Cdn$900,000. Each such unit is to be comprised of one common share of the Company and one-half of one warrant of the Company, with each full warrant entitling the holder to purchase one common share of the Company at a price of Cdn$0.10 for a period of two years. The Company intends to use the proceeds from this financing for the planned drilling program at the Company’s Karaburun project in Turkey (which drilling program is scheduled to commence in May 2015) and for general corporate purposes. Directors and officers of the Company may purchase up to 11,000,000 of the said units.